UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2020

CIM Income NAV, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55187	27-3147801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2398 East Camelback Road, 4th Floor, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01    Other Events.
Based on, among other things, the current competitive landscape, the management and board of directors (the “Board”) of CIM Income NAV, Inc. (the “Company”) have concluded that it is in the best interest of the Company’s stockholders to modify the Company’s continuous public offering and certain other features of the Company from a daily to a monthly net asset value (“NAV”) real estate investment trust (“REIT”). Management and the Board believe this change will result in greater access to capital to execute on the Company’s investment strategy, which will help the Company to better achieve its investment objectives by driving growth and diversification within the portfolio, creating a stronger balance sheet and enhancing liquidity for the benefit of all stockholders.
Timing Modifications
On March 31, 2020, the Board approved and adopted certain modifications (the “Timing Modifications”) to the Company’s continuous public offering of Class D Common Stock, Class T Common Stock (“T Shares”), Class S Common Stock (“S Shares”) and Class I Common Stock, each $.01 par value per share, including changes in the frequency of (i) the calculation of the Company’s NAV per share from daily to monthly and certain other related changes to the Company’s valuation policies; (ii) acceptance of subscription orders and the admission of investors as stockholders from daily to as of the first calendar day of each month (at a purchase price based on the prior month’s NAV per share for such class, plus, for T Shares and S Shares sold in the Company’s primary offering only, applicable upfront selling commissions and dealer manager fees); and (iii) redemptions of shares from daily to monthly on the last calendar day of each month.
Valuation Policies
In connection with the Timing Modifications and to give effect thereto, on March 31, 2020, the Board approved and adopted amendments to the Company’s valuation policies. The amendments to the Company’s valuation policies provide that, generally within 15 days after the last calendar day of each month, the Company’s independent fund accountant shall calculate the NAV per share for each share class as of the last calendar day of the prior month, using a process that incorporates (1) the periodic valuations of the Company’s real estate assets and real estate related liabilities by the Company’s independent valuation expert, (2) ongoing assessment by the valuation expert of the estimated impact of any events that require adjustments to the most recent valuations determined by the valuation expert, (3) updates in the price of liquid assets for which third-party market quotes are available, (4) valuations of any securities or other assets for which market quotes are not available, (5) valuation of the Company’s other assets and liabilities, (6) accruals of the Company’s distributions for each share class, and (7) estimates by the Company’s advisor of monthly accruals, on a net basis, of the Company’s operating revenues, expenses, including class-specific expenses, debt service costs and fees, including class-specific fees. The Company’s advisor reviews estimated values of commercial real estate assets, related liabilities, and notes receivable secured by real estate provided in individual appraisal reports. To the extent a material event in respect of such asset or liability occurs between scheduled valuations that the Company’s advisor believes may materially affect the value thereof, the Company’s advisor will inform the independent valuation expert so that, if appropriate, the independent valuation expert can update the value of such asset or liability for inclusion in the next monthly NAV per share calculation. The NAV for each share class will be adjusted for contributions, redemptions and accruals of the class’s distributions and estimates of class-specific fee and expense accruals. The NAV is intended to reflect the Company’s estimated value as of the last calendar day of the month prior to the date that the NAV is determined. The Company’s independent fund accountant shall determine the Company’s NAV per share by dividing the NAV for each share class as of the last calendar day of each month by the number of shares of such class outstanding, as determined monthly.

The amendments to the Company’s valuation policies also provide that in the case of illiquid securities of real estate-related operating businesses, to the extent that the underlying real estate or real estate related assets and liabilities of such investments are valued by a third-party valuation firm on no less than a quarterly rolling basis to establish the fair value of such assets and liabilities by an independent valuation expert engaged by the issuer or affiliated investment advisor pursuant to the valuation policies of the issuer or affiliated investment advisor, the Company may rely on those values in establishing the fair value of its investment.

Monthly Acceptance of Subscription Orders

In accordance with the Timing Modifications, effective as of March 31, 2020, the subscription to purchase shares in the Company’s continuous public offering may be submitted on an ongoing basis, but the Company will only accept subscription orders and admit investors as stockholders as of the first calendar day of each month (based on the prior month’s NAV per share for such class, plus, for T Shares and S Shares sold in the Company’s primary offering only, applicable upfront selling commissions and dealer manager fees), and to be accepted, a subscription request must be received in good order at least five business days prior to the first calendar day of the month (unless waived by the dealer manager for such offering).

Share Redemption Program
In connection with the Timing Modifications and to give effect thereto, on March 31, 2020, the Board also approved and adopted an amendment and restatement of the Company’s share redemption program (as amended as described herein, the “Amended Share Redemption Program”). Pursuant to the Amended Share Redemption Program, the Company’s stockholders may request on a monthly basis that the Company redeem all or any portion of their shares. Redemptions will be made at the NAV per share in effect on the redemption date, except that shares that have not been outstanding for at least one year will be subject to a short-term trading fee of 5% of the aggregate NAV of the applicable class of shares of common stock redeemed (a “Short-Term Trading Fee”). To have their shares redeemed under the Amended Share Redemption Program, stockholders’ redemption requests and required documentation must be received in good order by 4:00 p.m. (Eastern Time) on the second to last business day of the applicable month. Settlements of share redemptions will be made within three business days of the redemption date. The Short-Term Trading Fee will not apply in certain circumstances, provided that the Company receives advance notice of such circumstances, such as redemptions in the event of a stockholder’s death, redemptions made as part of a systematic withdrawal plan, redemptions in connection with periodic portfolio rebalancings and redemptions of shares acquired through the distribution reinvestment plan. A stockholder may withdraw their redemption request by notifying the Company’s transfer agent before 4:00 p.m. (Eastern Time) on the last business day of the applicable month. The aggregate value of redemptions (based on the redemption price per share on the redemption date) of Class T, Class S, Class D and Class I shares is limited, in any calendar month, to no more than 2% of the Company’s aggregate NAV as of the last calendar day of the previous calendar month, and, in any calendar quarter, no more than 5% of the Company’s aggregate NAV as of the last calendar day of the previous calendar quarter. In addition, in the event that any stockholder fails to maintain a minimum balance of $2,500 of shares of the Company’s common stock, the Company may redeem all of the shares held by that stockholder at the redemption price in effect on the date the Company determines that the stockholder has failed to meet the minimum balance, less any Short-Term Trading Fee.
The Company’s ability to fulfill redemption requests under the Amended Share Redemption Program is subject to a number of limitations. The vast majority of the Company’s assets cannot generally be readily liquidated without impacting the Company’s ability to realize full value upon their disposition. Therefore, the Company may not always have sufficient liquid resources to satisfy redemption requests. In order to provide liquidity for share redemptions, the Company intends to, subject to any limitations and requirements relating to the Company’s intention to qualify as a REIT, generally maintain under normal circumstances an allocation to securities, cash, cash equivalents and other short-term investments. The Company may fund redemption requests from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, return of capital or offering proceeds, and has no limits on the amounts it may pay from such sources. Should redemption requests, in the Company’s judgment, place an undue burden on its liquidity, adversely affect its operations or risk having an adverse impact on the Company as a whole, or should the Company otherwise determine that investing its liquid assets in real properties or other illiquid investments rather than redeeming its shares is in the best interests of the Company as a whole, then it may choose to redeem fewer shares than have been requested to be redeemed, or none at all. Further, the Board may modify, suspend or terminate the Amended Share Redemption Program if it deems such action to be in the Company’s best interest and the best interest of the Company’s stockholders. If the NAV per share for the applicable share class for the applicable month is not made available by the tenth business day prior to the last business day of the month (or is changed after such date), then no redemption requests will be accepted for such month and stockholders who wish to have their shares redeemed the following month must resubmit their redemption requests.
The foregoing description of the Amended Share Redemption Program is qualified in its entirety by reference to the full text of the Amended Share Redemption Program, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Fourth Amended and Restated Share Redemption Program

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 1, 2020	CIM INCOME NAV, INC.
	By:	/s/ Nathan D. DeBacker
	Name:	Nathan D. DeBacker
	Title:	Chief Financial Officer and Treasurer
(Principal Financial Officer)

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